August 17, 2009

North Shore Acquisition Corp.
175 Great Neck Road, Suite 204
Great Neck, New York 11021

EarlyBirdCapital, Inc.
275 Madison Avenue, Suite 1203
New York, New York 10016

Gentlemen:

Based on the contemporaneous due execution and delivery of (i) the Put and Call Option Agreement dated as of even date herewith among certain Sellers (as specified therein), Sang-Chul Kim (the “Investor”), and North Shore Acquisition Corp. (“Company”) and (ii) the Insider Letters of the Investor, Byong-Yub Ahn and Yo-Shin Song, each substantially in the form provided to each of the undersigned, each of the undersigned individuals hereby agrees that with regard to their respective letter agreements with the Company, dated November 30, 2007, the first and last sentence of Section 2, the first sentence of Section 8 and the entire Section 12 are hereby deleted in their entirety.

[Remainder of page intentionally left blank; signature page to follow.]

If the foregoing correctly sets forth our agreement, please so confirm by signing below in the space indicated.

/s/ Barry J. Gordon	/s/ Marc H. Klee
Barry J. Gordon	Marc H. Klee

/s/ Robert Sroka	/s/ Alan J. Loewenstein
Robert Sroka	Alan J. Loewenstein

/s/ Arthur H. Goldberg
Arthur H. Goldberg

EARLYBIRDCAPITAL, INC.	NORTH SHORE ACQUISITION CORP.

/s/ David Nussbaum	/s/ Marc H. Klee
By: David Nussbaum	By: Marc H. Klee
Title: Chairman	Title: President

/s/ Sang-Chul Kim
Sang-Chul Kim

[Insider Letter Amendment - Officers and Directors]